EXHIBIT 10.5(b)


                                  BILL OF SALE


KNOW ALL MEN BY THESE PRESENTS, that Pitney Bowes Credit Corporation, a Delaware Corporation with a place of business at 201 Merritt Seven, Norwalk, Connecticut 06856-5151 (hereinafter called the Seller), in consideration of the sum of $13,240,070.10 paid by First Brands Corporation, 83 Wooster Heights Road, Danbury, CT 06813 (hereinafter called the Buyer), the receipt whereof is hereby acknowledged, does hereby grant, sell, transfer and deliver unto said Buyer the equipment described immediately below, upon the terms and conditions set forth below:


            See Schedule "A" attached hereto and made a part hereof

Equipment located at:        North 13th Street
                             Rogers, AR

Buyer is purchasing the equipment herein described in reliance upon his personal inspection and knowledge of the above equipment on an "AS IS WHERE IS" basis.

SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE EXCEPT THAT (1) BUYER WILL ACQUIRE BY THE TERMS OF THIS BILL OF SALE GOOD TITLE TO THE EQUIPMENT, EXCEPT AS TO ANY SOFTWARE LICENSE LISTED ABOVE TO WHICH SELLER MAKES NO WARRANTY, FREE FROM ALL ENCUMBRANCES (EXCLUDING ANY CREATED BY BUYER) AND THAT (2) SELLER HAS THE RIGHT TO SELL THE EQUIPMENT, EXCEPT TO ANY SOFTWARE OR SOFTWARE LICENSE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER MAKES NO WARRANTIES WITH RESPECT TO THE QUANTITY, QUALITY, CONTENTS, CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE EQUIPMENT AND NO WARRANTIES OF ANY KIND WHATSOEVER INCLUDING PATENT. Buyer is liable for any taxes payable as a result of this sale. To have and to hold all and singular the said goods and chattels to the said Buyer, his successors, and assigns to their own use and behoof forever.

IN WITNESS WHEREOF, SELLER, THE SAID PITNEY BOWES CREDIT CORPORATION has caused these presents to be signed, executed, and delivered in its name and behalf by its duly authorized representative as of the 23rd day of December, 1994.

                                               PITNEY BOWES CREDIT CORPORATION


                                               By:        /s/ Kim Ehlers
                                                   ---------------------------
                                                            Kim Ehlers
                                                    C&I Accountants Specialist

                                                                     SCHEDULE A
                                                                   TO EQUIPMENT
                                                                LEASE AGREEMENT

                                      Equipment Listing PBCC's Cost
                                      -----------------------------

The following is an "Item":

                                   FMC Rotary Bag Machines w/32" dual Unwind Stands RBM #11, S/N #0340-02- RA100L/000-688
                                   $ 750,000

The following is an "Item":

                                   FMC Rotary Bag Machines w/32" Dual Unwind Stands RBM #12, S/N #0339-02- RA100R/000-688
                                   750,000

The following is an "Item":

                                   FMC Rotary Bag Machines w/32" Dual Unwind Stands RBM #13, S/N #0339-01- RA100L/000-688
                                   750,000

The following is an "Item":

                                   FMC Rotary Bag Machines w/32" Dual Unwind Stands RBM #14, S/N #0339-05- RA100R/000-688
                                   750,000

The following is an "Item":

                                   FMC Rotary Bag Machines w/32" Dual Unwind Stands RBM #15, S/N #0339-06- RA100L/000-688
                                   750,000

The following is an "Item":

                                   FMC Rotary Bag Machines w/32" Dual Unwind Stands RBM #16, S/N #0339-07- RA100R/000-688
                                   750,000

The following is an "Item":

                                   FMC Rotary Bag Machines w/32" Dual Unwind Stands RBM #17, S/N #0339-04- RA100L/000-688
                                   750,000

The following is an "Item":

                                   FMC Rotary Bag Machines w/32" Dual Unwind Stands RBM #18, S/N #0339-03- RA100R/000-688
                                   750,000



                                      Equipment Listing PBCC's Cost
                                      -----------------------------

The following is an "Item":

                                   One (1) Packaging System 4,000,000

                                   Such  Item  is  comprised  of  the
                                   following material items of
                                   equipment:

                                   Autoloaders Tag #01171

                                   Autoloaders Tag #01172

                                   Autoloaders Tag #01173

                                   Autoloaders Tag #01174

                                   Autoloaders Tag #01175

                                   Autoloaders Tag #01176

                                   Autoloaders Tag #01177

                                   Autoloaders Tag #01178

                                   Delcor Model 752 Dual Head
                                   Carton Formers S/N #1132

                                   Delcor Model 752 Dual Head
                                   Carton Formers S/N #1133

                                   Delcor Model 752 Dual Head
                                   Carton Formers S/N #1134

                                   Frontier Wraparound Carton
                                   Loader, TAG #01179

                                   Jetstream Empty Conveyor, Tag #01180
                                   Arrowhead Full Conveyer, Tag #01181

                                   Delcor Model 825S Carton Sealers S/N #1135
                                   Delcor Model 825S Carton Sealers S/N #1136

                                   Peters Model CYG Sealer, Tag #01182
                                   ABC Model  SP26  Pumpup  Carton
                                   Loaders S/N #21423



                                      Equipment Listing PBCC's Cost
                                      -----------------------------

                                   ABC Model  SP26  Pumpup  Carton
                                   Loaders S/N #21421

                                   ABC Model  SP26  Pumpup  Carton
                                   Loaders S/N #21420

                                   Random Model GG350 Case
                                   Sealer, S/N #26-047

The following is an "Item":

                                   FMC Rotary Bag Machines  w/26" Unwind  Stands
                                   RBM  #21,  S/N  #0340-03-   RA100R/000-
                                   688 370,000

The following is an "Item":

                                   FMC Rotary Bag Machines  w/26" Unwind  Stands
                                   RBM  #22,  S/N  #0340-04-   RA100L/000-
                                   688 370,000

The following is an "Item":

                                   FMC Rotary Bag Machines  w/26" Unwind  Stands
                                   RBM  #23,  S/N  #0340-05-   RA100R/000-
                                   688 370,000

The following is an Item:

                                   One (1) Packaging System $2,000,000

                                   Such Item is comprised of the following material items of equipment:

                                   Autoload Corrugator/Collators Tag #01182

                                   Autoload Corrugator/Collators Tag #01183

                                   Autoload Corrugator/Collators Tag #01184

                                   Autoload Corrugator/Collators Tag #01185

                                   Autoload Corrugator/Collators Tag #01186

                                   Frontier Wraparound Carton Loaders S/N #8099

                                      Equipment Listing PBCC's Cost
                                      -----------------------------

                                   Frontier Wraparound Carton Loaders S/N #8093

                                   Frontier Wraparound Carton Loaders S/N #8098

                                   Frontier Wraparound Carton Loaders S/N #9112

                                   Frontier Wraparound Carton Loaders S/N #9113

                                   Arrowhead Full Conveyor System, TAG #01187

                                   ABC  Semi-Auto  Case  Packer  MDL
                                   SP-26 S/N #21422

                                   ABC  Semi-Auto  Case  Packer  MDL
                                   SP-26 S/N #21424

                                   Random Model GG350 Case
                                   Sealer, S/N #26048

The following is an "Item":

                                   Caterpillar Electric Fork Trucks MDL M400 w/4 Batteries & 2 Battery Chargers S/N #6GC00884 20,000

The following is an "Item":

                                   Caterpillar Electric Fork Trucks MDL M400 w/4 Batteries & 2 Battery Chargers S/N #6GC00535 20,000

The following is an "Item":

                                   Caterpillar Electric Fork Trucks MDL M400 w/4 Batteries & 2 Battery Chargers S/N #4WC00850 20,000

The following is an "Item":

                                   Caterpillar Electric Fork Trucks MDL M400 w/4 Batteries & 2 Battery Chargers S/N #4WC00849 20,000

The following is an "Item":

                                   Air Compressors Ingersol Rand MDL XLE w/2 Air Dryers, Air Receiver Tank S/N

                                   #JH8168 0315A-6-8911-8 400,000

                                      Equipment Listing PBCC's Cost
                                      -----------------------------

The following is an "Item":

                                   Air Compressors Ingersol Rand MDL XLE w/2 Air Dryers, Air Receiver Tank S/N

                                   #JH8292 0315A-6-8809-3 400,000

The following is an "Item":

                                   HVAC  Units  w/Rapid  Makeup  Air  Units
 S/N                               #21578-02-01 165,000

The following is an "Item":

                                   HVAC  Units  w/Rapid  Makeup  Air  Units
S/N                                #21578-01-01 165,000

The following is an "Item":

                                   HVAC  Units  w/Rapid  Makeup  Air  Units
S/N                                #21578-01-02 165,000

The following is an "Item":

                                   HVAC  Units  w/Rapid  Makeup  Air  Units
S/N                                #21578-02-02 165,000

The following it an "Item":

                                   Tape Slitters & Reclaim Unit:
250,000

                                   Such  Item  is  comprised  of  the
                                   following material items of equipment:

                                   Independent  Machine  MDL 18
                                   Slitter Systems (12 Pos.) S/N
                                   #6323-1288

                                   Independent  Machine  MDL 18
                                   Slitter Systems (12 Pos.) S/N
                                   #6157-1087

                                   Independent  Machine MDL 391
                                   Traverse Winders (4 Pos.) S/N
                                   #6323-1288-1

                                   Independent  Machine MDL 391
                                   Traverse Winders (4 Pos.) S/N
                                   #6323-1288-2

                                   Independent  Machine MDL 391
                                   Traverse Winders (4 Pos.) S/N
                                   #6323-1288-3

                                      Equipment Listing PBCC's Cost
                                      -----------------------------


                                   Independent  Machine MDL 391
                                   Traverse Winders (4 Pos.) S/N
                                   #6157-1087-1

                                   Independent  Machine MDL 391
                                   Traverse Winders (4 Pos.) S/N
                                   #6157-1087-2

                                   Independent  Machine MDL 391
                                   Traverse Winders(4 Pos.) S/N
                                   #6157-1087-3

The following is an "Item":

                                   Reclaim  Recycling System
                                   Alpine MDL RE150/80 Reclaim
                                   Unit, S/N #079682 100,000

The following is an "Item":

                                   Automatic Guided Vehicle (AGV)
System                             360,000

                                   Such Item is comprised of the following material items of equipment:

                                   Prontow   Tugger   Tractors   MDL
                                   1001 S/N #6728-251

                                   Prontow   Tugger   Tractors   MDL
                                   1001 S/N #6728-252

                                   6 Model ZSS-022 Trailers

                                   4 Batteries

                                   2 Battery Chargers
                                   -------------------

                                   Total $15,360,000
                                         ------------